                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [x]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [x] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [x] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                IMPORTANT NOTICE

    TO AMERICAN GENERAL SERIES PORTFOLIO COMPANY -- GROWTH FUND SHAREHOLDERS

QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
--------------------------------------------------------------------------------

Q. WHAT CHANGES ARE BEING MADE TO THE GROWTH FUND ("FUND")?

A. Wellington Management Company, LLP ("Wellington Management") has been chosen as the new sub-adviser, replacing T. Rowe Price Associates, Inc. In addition, the Fund's fundamental investment restriction regarding concentration of investments in a single industry is being amended.

Q. WHO IS WELLINGTON MANAGEMENT?

A. Wellington Management is one of America's oldest and largest independent investment advisory firms, tracing its origins to 1928. Wellington Management currently oversees $223 billion of client assets in a broad range of investment styles for retirement plans, endowments, public funds and mutual fund sponsors around the world. The firm and its affiliates have offices in Boston, Atlanta, Radnor, San Francisco, London, Singapore, Sydney and Tokyo.

Q. WHY THE CHANGE OF SUB-ADVISER TO WELLINGTON MANAGEMENT?

A. Wellington Management has been chosen as the new sub-adviser for the Fund. The Fund is managed by Wellington Management's Core Equity Team of portfolio managers who are supported by a significant number of global industry analysts along with specialized fundamental, quantitative and technical analysts, macro economic analysts and traders. Maya K. Bittar, CPA and Vice President of Wellington Management, is one of the portfolio managers and has the responsibility for implementing the Fund's investment portfolio. With its conservative, long-term approach, the Fund is expected to maintain a disciplined investment style. The Fund has holdings in a broad range of industry sectors.

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. This proxy statement is to seek shareholder approval of a new investment sub-advisory relationship with Wellington Management, and to seek approval of a change to a specific investment restriction. Please refer to the proxy statement for a detailed explanation of the proposed items.

Q. HOW WILL I BENEFIT FROM THE APPROVAL OF THESE PROPOSED CHANGES?

A. We believe that Wellington Management will provide the Fund and its shareholders a consistent investment process through a disciplined long-term approach. The proposed change to the fundamental investment restriction is intended to increase the new sub-adviser's flexibility in managing the Fund. In addition, there is no increase in the fees or expenses payable by the Fund under the new investment sub-advisory relationship. You will continue to receive the same high quality shareholder services to which you have grown accustomed.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response will help save on the costs of any further solicitations for a shareholder vote. We encourage you to participate in the affairs of your Fund.

Q. HAS MY FUND'S BOARD OF DIRECTORS APPROVED THE PROPOSALS?

A. Yes. The Board has approved each proposal on the proxy card and recommends that you vote "FOR" each of the items proposed.

Q. WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDER'S MEETING?

A. The Fund will bear the costs relating to the proxy statement preparation, printing, mailing and solicitation and of the shareholder's meeting.

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

          NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE GROWTH FUND
                               DECEMBER 16, 1999

     A Special Meeting of Shareholders of the Growth Fund (the "Fund"), a series of American General Series Portfolio Company (the "Company"), will be held in Meeting Room 1 of The Variable Annuity Life Insurance Company ("VALIC"), Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas on Thursday, December 16, 1999 at 2:00 p.m. Central Standard Time, for the following purposes:

     1. To approve a new investment sub-advisory agreement between VALIC and Wellington Management Company, LLP ("Wellington Management").

     2. To approve changing the Fund's fundamental investment restriction regarding concentration of investments in a single industry.

     3. To transact any other business properly brought before the meeting.

     Only shareholders of record at the close of business on October 15, 1999 are entitled to vote at this meeting and any adjournment thereof.

     YOU ARE URGED TO EXERCISE YOUR RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE MEETING BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTION FORM(S). PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY.

                                            By Order of the Board of Directors

                                            /s/ THOMAS L. WEST, JR.
                                            ------------------------------------
                                            Thomas L. West, Jr.
                                            Chairman of the Board of Directors
                                            American General Series Portfolio
                                            Company

October [23], 1999
2929 Allen Parkway
Houston, Texas 77019

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY
                                  GROWTH FUND
                               2929 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019
                                 (713) 526-5251

                             ---------------------

                            PROXY STATEMENT FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 16, 1999

                             ---------------------

     The accompanying voting instructions ("Proxy") are solicited on behalf of the Board of Directors (the "Board") of the American General Series Portfolio Company (the "Company") on behalf of the Growth Fund (the "Fund"), a series of the Company, in connection with shares to be voted at a Special Meeting of Shareholders of the Fund on December 16, 1999 and at any adjournment or postponement thereof (the "Meeting"). The Meeting will be held in Meeting Room 1 of The Variable Annuity Life Insurance Company ("VALIC"), Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas 77019 on December 16, 1999, at 2:00 p.m. Central Standard Time, for the purposes set forth in the Notice of Meeting.

     The Board has fixed the close of business on October 15, 1999 as the record date for determination of shareholders, contract owners and participants entitled to notice of and to vote at the Meeting on the following proposals:

     1. Approval of a new investment sub-advisory agreement between VALIC and Wellington Management Company, LLP ("Wellington Management").

     2. Approval of changing the Fund's fundamental investment restriction regarding concentration of investments in a single industry.

     THE COMPANY'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE CALL THE COMPANY TOLL-FREE AT 1-800-633-8960 OR WRITE VALIC AT 2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019.

     The Notice and Proxy Statement are being mailed to shareholders, contract owners and participants on or about October [23], 1999.

     If you attend the Meeting, you also may be asked to vote on other business matters properly raised at that time. Currently, the Board does not know of any such matters other than those presented in this Proxy Statement. If any other business should properly come before the Meeting, the Separate Account, which is the investment vehicle that funds your contract, and the AGC Thrift Plans and VALIC Thrift Plan as defined herein, will vote on them using their best judgment.

MAJORITY VOTING

     For the shareholders to approve the two proposals described in this Proxy Statement, each proposal must receive the favorable vote of a majority of the outstanding voting securities of the Fund, which is defined under the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of:

     (1) more than 50% of the outstanding shares of the Fund; or

     (2) 67% or more of the voting securities of the Fund present in person or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy at the Meeting.

                            PROPOSAL 1: APPROVAL OF
                     NEW INVESTMENT SUB-ADVISORY AGREEMENT

     At a meeting of the Company's Board held on July 27, 1999, the Directors unanimously approved a proposal by VALIC to:

     (1) approve a new investment sub-advisory agreement between VALIC and Wellington Management appointing Wellington Management as the Fund's investment sub-adviser; and

     (2) revise the investment objective of the Fund from long-term growth of capital through investment primarily in common stocks of U.S. growth companies engaged in service-related activities to that of long-term growth of capital through investment primarily in equity securities.

BACKGROUND INFORMATION

     At a meeting of the Board held July 27, 1999, the Board, upon VALIC's recommendation, approved the termination of the investment sub-advisory agreement with T. Rowe Price Associates, Inc. ("T. Rowe Price") dated February 24, 1994, as supplemented February 2, 1998 (the "Former Sub-advisory Agreement"). T. Rowe Price had served as the sub-adviser to the Fund pursuant to the Former Sub-advisory Agreement which had been approved by the Fund's sole shareholder on May 10, 1994. For the reasons described in greater detail below, the Board approved the appointment of Wellington Management to succeed T. Rowe Price as the sub-adviser of the Fund. Accordingly, by agreement (the "Sub-advisory Agreement") dated September 1, 1999, Wellington Management accepted the appointment and has served as sub-adviser to the Fund since September 1, 1999. Shareholders of the Fund are now being asked to approve the Sub-advisory Agreement under which Wellington Management is responsible for managing the Fund's portfolio of investments. The Sub-advisory Agreement, which is attached as Appendix A, is substantially the same as the Former Sub-advisory Agreement except for the compensation to be paid by VALIC to Wellington Management.

     VALIC has served as the Fund's investment adviser since the Fund's inception, serving pursuant to an investment advisory agreement dated May 1, 1992, as supplemented May 2, 1994. That agreement was approved by the Fund's sole shareholder on May 10, 1994 and was most recently approved by the Directors including a majority of the non-interested Directors, as such term is defined in the 1940 Act, on July 27, 1999. The terms of that agreement, the substance of which will not be affected by the proposal to be voted on at the Meeting, provide that VALIC will pay sub-advisory fees to the sub-adviser of the Fund out of VALIC's own assets. The Fund itself bears no responsibility for payment of the sub-advisory fees and, therefore, approval of the Sub-advisory Agreement will not affect the overall investment advisory fees to be paid by the Fund.

     Section 15(c) of the 1940 Act forbids an investment company from entering into, renewing, or performing under any advisory agreement (including any sub-advisory agreement) unless the terms of the new advisory agreement have been approved by the vote of the majority of the non-interested directors. Further,
Section 15(a) of the 1940 Act provides that a person may not act as an adviser of a registered investment company unless the advisory agreement has been approved by a vote of a majority of the company's voting securities.

     Rule 15a-4 of the 1940 Act provides a temporary exemption from the shareholder approval requirement for a period of 120 days after termination of an advisory contract. Under Rule 15a-4, the new contract must be approved by the investment company's board of directors, including a majority of the non-interested directors, and the compensation to be paid under the new contract may not exceed the compensation that would have been paid under the contract most recently approved by the investment company's shareholders.

     As previously discussed, the Directors, including a majority of the non-interested Directors, approved the Sub-advisory Agreement on July 27, 1999. The appointment of Wellington Management complies with the provisions of Rule 15a-4 because the advisory fee paid by the Fund is not increasing. The sub-advisory fee paid to Wellington Management will be less than the fee paid to
T. Rowe Price under the Former Sub-advisory Agreement.

SUMMARY OF THE SUB-ADVISORY AGREEMENT

     Under the Sub-advisory Agreement, Wellington Management provides a continuing and suitable investment program for the Fund that is consistent with the Fund's investment objective, policies and restrictions as adopted by the Board. Wellington Management performs its specific duties under the Sub-advisory Agreement subject to the control, direction, and supervision of VALIC and the Board. As part of these specific duties, Wellington Management advises and provides information to the Fund in connection with policy decisions; places orders for purchases and sales of portfolio investments; instructs and provides information to the Fund's custodian regarding securities and cash transactions; provides information to VALIC regarding portfolio investments; and maintains records required by the 1940 Act.

     For its services as investment sub-adviser, Wellington Management is paid a fee by VALIC at the following annual rates, based on the average daily net asset value for each month and payable monthly: 0.325% of the first $50 million, 0.250% of the next $450 million, 0.200% of the next $1 billion, and 0.180% on the excess over $1.5 billion. Under the fee schedule payable under the Former Sub-advisory Agreement, T. Rowe Price was paid a fee by VALIC at the following annual rates, based on the average monthly net asset value and payable monthly:
0.50% on the first $500 million, and 0.45% on assets over $500 million.

     Sub-advisory fees for services provided to the Fund are paid by VALIC. Under its investment advisory agreement, the Fund pays VALIC a fee that will not change as a result of the change in the Fund's sub-adviser. This fee to VALIC is at the annual rate of 0.80%, based on average monthly net asset value and payable monthly. For the fiscal year ended May 31, 1999, the Fund paid VALIC $9,178,667 for its investment advisory services with respect to the Fund.

     Each party agrees to bear the costs and expenses of performing its obligations under the Sub-advisory Agreement. The Fund assumes the expenses of taxes, custodian fees and expenses, brokerage commissions, and interest payable on the Fund's borrowings.

     Unless modified or terminated, the Sub-advisory Agreement will continue with respect to the Fund for two years, and thereafter from year to year but only so long as such continuance is specifically approved at least annually by
(a) a vote of a majority of the Board who are not parties to the Sub-advisory Agreement or "interested persons" of VALIC or Wellington Management, as such term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by a vote of the Board or a majority of the outstanding voting securities of the Fund. The Sub-advisory Agreement also provides that it may be terminated at any time without penalty by vote of the Board or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Wellington Management. The Sub-advisory Agreement also may be terminated without penalty by VALIC on 60 days' written notice to Wellington Management, or at any time if Wellington Management becomes unable to discharge its duties and obligations under the Sub-advisory Agreement. Lastly, the Sub-advisory Agreement may be terminated by Wellington Management on 60 days' written notice to VALIC. The Sub-advisory Agreement automatically terminates in the event of its assignment.

EVALUATION BY THE BOARD

     In evaluating the Sub-advisory Agreement, the Board reviewed materials furnished by VALIC and Wellington Management. Those materials included information regarding market analysis and investment products currently available in the Company and information regarding Wellington Management and its personnel, operations and financial condition. Representatives of Wellington Management met in person with the Board and described in detail the background of the members of Wellington Management's portfolio management team for the Fund. Representatives of Wellington Management also discussed with the Board the investment decision making process and investment management style of Wellington Management. In their deliberations, the Directors considered VALIC's recommendation that Wellington Management be engaged to provide sub-advisory services to the Fund, the comparative performance information on Wellington Management in regard to similarly managed portfolios of Wellington Management and the fact that there would be no increase in the fees or expenses borne by the Fund. The Directors also considered that VALIC would retain the difference between the advisory fee paid to Wellington Management under the Sub-advisory Agreement and the amount paid to T. Rowe Price under the Former Sub-advisory Agreement. In addition, the Board reviewed and discussed the terms and provisions of the Sub-advisory Agreement.

     After due consideration, the Board approved the appointment of Wellington Management as the new sub-adviser for the Fund, effective September 1, 1999. The Fund is managed by Wellington Management's Core Equity Team of portfolio managers who are supported by a significant number of global industry analysts along with specialized fundamental, quantitative and technical analysts, macro economic analysts and traders. Maya K. Bittar, CPA and Vice President of Wellington Management, is one of the portfolio managers and has the responsibility for implementing the Fund's investment portfolio. With its conservative, long-term approach, the Fund is expected to maintain a disciplined investment style, and will have holdings in a broad range of industry sectors.

ADDITIONAL INFORMATION

     VALIC. VALIC is a stock life insurance company and serves as the investment adviser for all thirteen separate series of the Company, including the Fund. VALIC is a wholly-owned subsidiary of American General Life Insurance Company, which is itself a wholly-owned subsidiary of AGC Life Insurance Company, a wholly-owned subsidiary of American General Corporation, one of the nation's largest financial services companies. American General Distributors, Inc. serves as the Company's principal underwriter. VALIC, American General Distributors, Inc., AGC Life Insurance Company, American General Life Insurance Company and American General Corporation are located at 2929 Allen Parkway, Houston, Texas 77019.

     WELLINGTON MANAGEMENT. Wellington Management is one of America's oldest and largest independent investment advisory firms, tracing its origins to 1928. Wellington Management currently oversees $223 billion of client assets in a broad range of investment styles for retirement plans, endowments, public funds and mutual fund sponsors around the world. The firm and its affiliates have offices in Boston, Atlanta, Radnor, San Francisco, London, Singapore, Sydney and Tokyo. Wellington Management's principal place of business is 75 State Street, Boston, Massachusetts 02109.

     The managing partners of Wellington Management as of July 1, 1999 were, Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. The names and titles of each of the general partners of Wellington Management are set forth in Appendix
B. The principal business address of each of Wellington Management's partners, as it relates to their duties at Wellington Management, is 75 State Street, Boston, Massachusetts.

     Wellington Management is not affiliated with VALIC. No Director of the Company has owned any securities, or has had any material interest in, or a material interest in a material transaction with, Wellington Management or its affiliates since the beginning of the Fund's most recent fiscal year.

     Wellington Management manages two other mutual funds which have an investment objective similar to that of the Fund. On an annual basis, those funds pay the following investment management fees to Wellington Management:

                           FEE RATE AS A PERCENTAGE OF          ANNUAL ADVISORY
NAME OF FUND             NET ASSETS AS OF AUGUST 31, 1999       FEE SCHEDULE**
------------             --------------------------------   -----------------------
Hartford Stock Fund*              $8,359,516,462            First $50 mil    0.325%
                                                            Next $100 mil    0.250%
                                                            Next $350 mil    0.200%
                                                            Next $500 mil    0.150%
                                                            Over $1000 mil   0.125%
Hartford Stock HLS Fund           $1,082,504,778            First $50 mil    0.325%
                                                            Next $100 mil    0.250%
                                                            Next $350 mil    0.200%
                                                            Over $500 mil    0.150%

---------------

 * Wellington Management serves as sub-adviser for Hartford mutual funds and insurance products with total assets of approximately $37 billion.

** Fees may be subject to waiver.

     BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS. Wellington Management is authorized when placing portfolio transactions for securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction, so long as the amount paid is reasonable in relation to brokerage and research services furnished by the broker to Wellington Management or the Fund.

     No brokerage commissions were paid by the Fund to affiliated brokers on portfolio transactions during the past fiscal year.

     ACCOUNTING SERVICES AGREEMENT. Pursuant to an Accounting Services Agreement between the Company and VALIC, the Fund paid VALIC $189,709 during the fiscal year ended May 31, 1999 for accounting services. Such services include maintaining and keeping current the books, accounts, records, journals or other records of original entry relating to the business of the Company and performing certain daily functions in connection with such accounts and records.

BOARD OF DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS TO VOTE FOR APPROVAL OF THE SUB-ADVISORY AGREEMENT BETWEEN VALIC AND WELLINGTON MANAGEMENT.

     If the shareholders do not approve the Sub-advisory Agreement, the Sub-advisory Agreement will terminate and the Board will take such action as the Directors deem to be in the best interests of the Fund and its shareholders.

 PROPOSAL 2: APPROVAL OF CHANGING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                            REGARDING CONCENTRATION
                      OF INVESTMENTS IN A SINGLE INDUSTRY

     The Fund's current fundamental investment restriction regarding concentration of investments in a single industry provides that the Fund shall not:

          Purchase the securities of any issuer if, as a result more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets.

     The proposed fundamental investment restriction provides that the Fund shall not:

          Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry.

     Management believes that the current limitation requiring that 25% of the Fund's assets be invested in securities of issuers in the banking industry when the Fund has taken a temporary defensive position of investing is unduly restrictive and inconsistent with the Fund's objective and investment management style of Wellington Management. The proposed change in this investment restriction would give Wellington Management, on behalf of the Fund, the investment flexibility to respond to rapidly changing conditions in the market without being constrained by limitations imposed on investing in the securities of particular issuers in a single industry. The Fund has no current intention to change its investment practices with regard to industry concentration if the proposal is adopted.

                               OTHER INFORMATION

RECORD OWNERSHIP OF THE FUND

     All outstanding shares of the Fund are owned of record, in the aggregate, by VALIC Separate Account A (the "Separate Account"), the American General Corporation Employees' Thrift and Incentive Plan ("AGC Employees' Thrift and Incentive Plan"), the American General Corporation Agents' and Managers' Thrift Plan ("AGC Agents' and Managers' Thrift Plan") (collectively, the "AGC Thrift Plans") and the VALIC Agents' and Managers' Thrift Plan ("VALIC Agents' and Managers' Thrift Plan" or VALIC Thrift Plan").

     As of October 15, 1999, the chart below reflects the total number of shares outstanding, the number of shares of common stock and the percentage of total outstanding shares of the Fund owned by VALIC Separate Account, the AGC Employees' Thrift and Incentive Plan, the AGC Agents' and Managers' Thrift Plan and the VALIC Agents' and Managers' Thrift Plan.

                                                                  GROWTH FUND
                                                              -------------------
                                                               SHARES        %
                                                              ---------   -------
VALIC Separate Account A....................................
AGC Agents' and Managers' Thrift Plan.......................
AGC Employees' Thrift and Incentive Plan....................
VALIC Agents' and Managers' Thrift Plan.....................
                                                              ---------   -------
          Total Shares Outstanding..........................              100.000%
                                                              =========   =======

                          THE MEETING AND PROXY VOTING

     This section provides information on various topics relating to the Meeting and proxy voting.

     VOTING PROCEDURES. The Separate Account funds variable annuity contracts ("contracts") issued by VALIC. VALIC, through the Separate Account, the AGC Thrift Plans, and the VALIC Thrift Plan together hold all of the Fund's shares entitled to vote.

     VALIC will vote the Fund shares held by its Separate Account in accordance with instructions from contract owners having values allocated to the Fund, as provided in the contracts. VALIC will vote the Fund's shares for which no instructions are received in the same proportion, respectively, as to which instructions are received with respect to the Separate Account.

     Shares held by VALIC will be voted for or against or in abstention with respect to each proposal in the same proportion as shares for which no instructions are received by the Separate Account. Shares of the Fund held by the AGC Thrift Plans and by the VALIC Thrift Plan will be voted for or against or in abstention with respect to each proposal in the same proportion as the Fund's shares are voted.

     VOTING RIGHTS. Each contract participant (other than participants under VALIC contracts issued in connection with non-qualified and unfunded deferred compensation plans) has the right to give instructions as to how shares of the Fund attributable to the participant's account should be voted, notwithstanding that the contract owner may be the participant's employer. Contract owners will instruct the Separate Account in accordance with such instructions. Fractional shares also will be voted in accordance with instructions received.

     The number of shares which are deemed attributable to a participant's account is based on the value of accumulation units credited to the participant's account as of the Record Date, which is October 15, 1999. Each outstanding share is entitled to vote on all matters that shareholders vote on.

     QUORUM. In order for the Meeting to go forward, a majority of the Fund's shares must be represented at the Meeting-either in person or by proxy-to constitute a quorum.

     SHAREHOLDER PROPOSALS. As a general matter, the Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Fund should send such proposal to the Fund at 2929 Allen Parkway, Houston, Texas 77019. To be considered for presentation at a shareholders' meeting, rules promulgated by the Securities and Exchange Commission require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

     PROXY SOLICITATION COSTS. The Fund will bear the cost of this proxy solicitation, including the printing and mailing of the proxy materials.

     REVOKING VOTING INSTRUCTIONS. A contract owner or participant who has given voting instructions may revoke them only through the Separate Account prior to the date of the Meeting.

                                            By Order of the Board of Directors

                                            /s/ THOMAS L. WEST, JR.
                                            ------------------------------------
                                            Thomas L. West, Jr.
                                            Chairman of the Board of Directors

October [23], 1999

                                                                      APPENDIX A

                       INVESTMENT SUB-ADVISORY AGREEMENT


This AGREEMENT made this 1st day of September, 1999, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as "VALIC," and WELLINGTON MANAGEMENT COMPANY, LLP, hereinafter referred to as the "SUB-ADVISER."

         VALIC and the SUB-ADVISER recognize the following:

                  (a) VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").

                  (b) VALIC is engaged as the investment adviser of Growth Fund pursuant to an Investment Advisory Agreement dated May 1, 1992 between VALIC and American General Series Portfolio Company ("FUND"), an investment company organized under the general corporate laws of Maryland, as a series type of investment company issuing separate classes (or series) of shares and is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

                  (c) The FUND currently consists of thirteen portfolios ("Funds"): Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, Growth Fund, Growth & Income Fund, International Equities Fund, International Government Bond Fund, MidCap Index Fund, Money Market Fund, Science & Technology Fund, Small Cap Index Fund, Social Awareness Fund, and Stock Index Fund. In accordance with the FUND's Articles of Incorporation (the "Articles"), new Funds may be added to the FUND upon approval of the FUND's Board of Directors without approval of the FUND's shareholders. This Agreement will apply only to the Fund(s) set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A ("Covered Funds").

                  (d) The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

                  (e) VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Funds which VALIC determines from time to time to assign to the SUB-ADVISER.

         VALIC and the SUB-ADVISER AGREE AS FOLLOWS:

1.       SERVICES RENDERED AND EXPENSES PAID BY THE SUB-ADVISER

         The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and the FUND's Board of Directors and in conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state laws and regulations, including section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), the FUND's Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions and any applicable procedures adopted by the FUND's Board of Directors shall:

                  (a) manage the investment and reinvestment of the assets, of the Covered Funds including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund's portfolio, and the formulation and implementation of investment programs.

                  (b) maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund's account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER's control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

         In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Funds the most favorable overall price and execution. Subject to approval by the FUND's Board of Directors of appropriate policies and procedures, the SUB-ADVISER may cause the Covered Funds to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services, including statistical data, to the SUB-ADVISER. Furthermore, on occasions when the SUB-ADVISER deems the purchase or sale of a security to be in the best interest of one or more of the Covered Funds as well as other clients of the SUB-ADVISER, it may allocate such transactions in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Covered Funds and to such other clients. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting according to such authorization.

         The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and the FUND's Board of Directors regarding the performance of services under this Agreement. The SUB-ADVISER will make available to VALIC and the FUND promptly upon their request all of the Covered Funds investment records and ledgers to assist VALIC and the FUND in compliance with respect to each Covered Fund's securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish the FUND's Board of Directors such periodic and special reports as VALIC and the FUND's Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Funds are being conducted in a manner consistent with applicable laws and regulations. The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this service relationship, and disclose such information only if VALIC or the Board of Directors of the FUND has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state authorities.

         Should VALIC at any time make any definite determination as to investment policy and notify the SUB-ADVISER of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

         The SUB-ADVISER will not hold money or investments on behalf of the FUND. The money and investments will be held by the Custodian of the FUND. The SUB-ADVISER will arrange for the transmission to the Custodian for the FUND, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable the Custodian to perform its administrative responsibilities with respect to the Covered Funds.

         The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent VALIC or the FUND other than in furtherance of the SUB-ADVISER's duties and responsibilities as set forth in this Agreement.

         Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC's expenses, except that VALIC shall in all events pay the compensation described in Section 2 of this Agreement.

2.       COMPENSATION OF THE SUB-ADVISER

         VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund's average monthly net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule
A. Schedule A may be amended from time to time, by written agreement executed by both Parties, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of the FUND. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

         The average monthly net asset value shall be determined by taking the mean average of all of the determinations of net asset value, made in the manner provided in the FUND's Articles, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than thirty (30) days following the end of the month.

         If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

         The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of the FUND.

3.       SCOPE OF THE SUB-ADVISER'S ACTIVITIES

         The SUB-ADVISER, and any person controlled by or under common control with the SUB-ADVISER, shall remain free to provide similar investment advisory services to other persons or engage in any other business or activity which does not impair the services which the SUB-ADVISER renders to the Covered Funds.

         Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

         The SUB-ADVISER shall not be liable to VALIC, the FUND, or to any shareholder in the FUND, and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER.

4.       REPRESENTATIONS OF THE SUB-ADVISER AND VALIC

         The SUB-ADVISER represents, warrants, and agrees as follows:

         (a) The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this

Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         (b) The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and the FUND with a copy of such code of ethics together with evidence of its adoption.

         (c) The SUB-ADVISER has provided VALIC and the FUND with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

         VALIC represents, warrants, and agrees as follows:

         VALIC (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       TERM OF AGREEMENT

         This Agreement shall become effective as to the Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of the FUND's directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the FUND's Board of Directors or a majority of that Fund's outstanding voting securities.

         This Agreement shall automatically terminate in the event of its assignment, as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and the FUND as it relates to any Covered Fund. The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of the FUND's Board of Directors or by vote of a majority of that Covered Fund's outstanding voting securities on at least 60 days' prior written notice to the SUB-ADVISER. This Agreement may also be terminated by VALIC: (i) on at least 60 days' prior written notice to the SUB-ADVISER, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior written notice to VALIC.

6.       OTHER MATTERS

         The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or the FUND with respect to them.

         The SUB-ADVISER agrees that all books and records which it maintains for the FUND are the FUND's property. The SUB-ADVISER also agrees upon request of VALIC or the FUND, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b) (5), (6), (7), (9) (10) (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.

         VALIC has herewith furnished the SUB-ADVISER copies of the FUND's Prospectus, Statement of Additional Information, Articles and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective.

         The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the FUND in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.

         VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to interest holders of the FUND or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the FUND as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this paragraph shall survive the termination of this Agreement.

         VALIC agrees to indemnify the SUB-ADVISER for losses and claims which arise (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the FUND, except insofar as any such statement or omission was made in reliance on information provided by the SUB-ADVISER or its affiliates. The provisions of this paragraph shall survive the termination of this Agreement.

         The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of a failure by SUB-ADVISER to provide the services or furnish the materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the FUND to the extent any such statement or omission was made in reliance on information provided by the SUB-ADVISER or its affiliates.

7.       APPLICABILITY OF FEDERAL SECURITIES LAWS

         This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

         The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

                                     THE VARIABLE ANNUITY LIFE INSURANCE COMPANY



                                     By:   /s/ JOHN A. GRAF
                                        ----------------------------------------
                                        Name:  John A. Graf
                                        Title: Chief Executive Officer and
                                               President
ATTEST:

/s/ CHERYL HEMLEY
--------------------------------







                                     WELLINGTON MANAGEMENT COMPANY, LLP



                                     By:   /s/ DUNCAN M. MCFARLAND
                                        ----------------------------------------
                                        Name:  Duncan M. McFarland
                                        Title: President and Chief Executive
                                               Officer

ATTEST:

/s/ CHRISTINE C. CARSMAN
--------------------------------

                                   SCHEDULE A
                          (Effective September 1, 1999)


Annual Fee computed at the following annual rate, based on average daily net asset value for each month and payable monthly:


         Covered Fund                     Fee
         ------------                     ---
         Growth Fund                      0.325% of the first $50 million
                                          0.250% of the next $450 million
                                          0.200% of the next $1 billion
                                          0.180% on the excess over $1.5 billion

                                                                      APPENDIX B

                      NAMES AND TITLES OF GENERAL PARTNERS
                            OF WELLINGTON MANAGEMENT

NAME                                            TITLE
----                                            -----
Kenneth L. Abrams          Senior Vice President
Nicholas C. Adams          Senior Vice President
Rand L. Alexander          Senior Vice President
Deborah L. Allinson        Senior Vice President
James H. Averill           Senior Vice President
Karl E. Bandtel            Senior Vice President
Marie-Claude Bernal        Senior Vice President
William N. Booth           Senior Vice President
Paul Braverman             Senior Vice President & Chief Financial Officer
Robert A. Bruno            Senior Vice President
Maryann E. Carroll         Senior Vice President
Pamela Dippel              Senior Vice President
Charles T. Freeman         Senior Vice President
Laurie A. Gabriel          Senior Vice President
Frank J. Gilday            Senior Vice President
John H. Gooch              Senior Vice President
Nicholas P. Greville       Senior Vice President
Paul Hamel                 Senior Vice President
Lucius T. Hill, III        Senior Vice President
Paul D. Kaplan             Senior Vice President
John C. Keogh              Senior Vice President
George C. Lodge, Jr.       Senior Vice President
Nancy T. Lukitsh           Senior Vice President
Mark T. Lynch              Senior Vice President
Christine S. Manfredi      Senior Vice President
Patrick J. McCloskey       Senior Vice President
Earl E. McEvoy             Senior Vice President
Duncan M. McFarland        President and Chief Executive Officer
Paul M. Mecray III         Senior Vice President
Matthew E. Megargel        Senior Vice President
James N. Mordy             Senior Vice President
Diane C. Nordin            Senior Vice President
Stephen T. O'Brien         Senior Vice President
Edward P. Owens            Senior Vice President
Saul J. Pannell            Senior Vice President
Thomas L. Pappas           Senior Vice President
Jonathan M. Payson         Senior Vice President
Stephen M. Pazuk           Senior Vice President & Treasurer

NAME                                            TITLE
----                                            -----
Robert D. Rands            Senior Vice President
Eugene E. Record, Jr.      Senior Vice President
James A. Rullo             Senior Vice President
John R. Ryan               Senior Vice President
Joseph H. Schwartz         Senior Vice President
Theodore Shasta            Senior Vice President
Binkley C. Shorts          Senior Vice President
Trond Skramstad            Senior Vice President
Catherine A. Smith         Senior Vice President
Stephen A. Soderberg       Senior Vice President
Brendan J. Swords          Senior Vice President
Harriett Tee Taggart       Senior Vice President
Perry M. Traquina          Senior Vice President
Gene R. Tremblay           Senior Vice President
Michael A. Tyler           Senior Vice President
Mary Ann Tynan             Senior Vice President/Secretary
Clare Villari              Senior Vice President
Ernst H. von Metzsch       Senior Vice President
James L. Walters           Senior Vice President/Special Counsel
Kim Williams               Senior Vice President
Francis V. Wisneski        Senior Vice President

================================================================================

GROWTH FUND                                           PROXY SOLICITED ON BEHALF
                                                      OF THE BOARD OF DIRECTORS
                                                      OF AMERICAN GENERAL SERIES
                                                      PORTFOLIO COMPANY

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY
          NOTICE OF SPECIAL MEETING OF SHAREHOLDERS DECEMBER 16, 1999

The undersigned shareholder of the above-referenced fund, (the "Fund"), a series of American General Series Portfolio Company (the "Company"), hereby votes all the shares of the Fund which the undersigned is entitled to vote as of October 15, 1999, the record date, at the Special Meeting of Shareholders of the Company to be held in Meeting Room No. 1 of The Variable Annuity Life Insurance Company, Plaza Level, The Woodson Tower, at 2919 Allen Parkway, Houston, Texas 77019, on Thursday, December 16, 1999 at 2:00 p.m., Central time, and any adjournments thereof.

                                         PLEASE COMPLETE, SIGN, DATE AND RETURN
                                            PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        Date                  , 1999
                                            ------------------

                                        NOTE: Please sign exactly as your name
                                        appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                        ----------------------------------------



                                        ----------------------------------------
                                         Signature(s) (Title(s), if applicable)

================================================================================

THIS LABEL IS FOR MIS TYPESETTING PURPOSES ONLY!
VALIC AMERICAN GENERAL GROWTH FUND PROXY CARD (VALICF)
ORIGINAL  FRONT 9-14-99




================================================================================

YOU ARE URGED TO EXERCISE YOUR RIGHT TO VOTE FOR THE MEETING BY FILLING IN, DATING AND SIGNING THE ENCLOSED PROXY CARD(S). PLEASE RETURN YOUR PROXY CARD PROMPTLY.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                           FOR  AGAINST  ABSTAIN


1. To approve a new investment sub-advisory agreement      [ ]    [ ]      [ ]
   between The Variable Annuity Life Insurance Company and Wellington Management Company, LLP.

2. To approve changing the Fund's fundamental investment   [ ]    [ ]      [ ]
   restriction regarding concentration of investments in a single industry.

3. To transact any other business properly brought         [ ]    [ ]      [ ]
   before the meeting.

================================================================================

THIS LABEL IS FOR MIS TYPESETTING PURPOSES ONLY!
VALIC AMERICAN GENERAL GROWTH FUND PROXY CARD (VALICB)
ORIGINAL  BACK 9-14-99

================================================================================

                                                        GROUP AUTHORIZATION CARD

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD") OF THE AMERICAN GENERAL SERIES PORTFOLIO COMPANY (THE "COMPANY") IN CONNECTION WITH SHARES TO BE VOTED AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING").

The undersigned hereby instructs The Variable Annuity Life Insurance Company Separate Account A ("Separate Account") to vote shares of the Growth Fund of the American General Series Portfolio Company in accordance with the instructions received from Participants under the contract owned by the undersigned at the Special Meeting of Shareholders to be held in Meeting Room No. 1 of The Variable Annuity Life Insurance Company, 1st Floor, The Woodson Tower, 2919 Allen Parkway, Houston, Texas on Thursday, December 16, 1999 at 2:00 p.m. Central time, and any adjournments thereof.

With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account.

                                     PLEASE SIGN, DATE AND RETURN ALL VOTING
                                    INSTRUCTION FORMS RECEIVED IN THE ENCLOSED
                                            POSTAGE-PAID ENVELOPE.

                                   DATE:
                                        ------------------------


                                            PLEASE SIGN IN BOX BELOW
                                   --------------------------------------------



                                   --------------------------------------------
                                     Signature(s) and Title(s), if applicable

THIS LABEL IS FOR MIS TYPESETTING PURPOSES ONLY!
VALIC AMERICAN GENERAL GROWTH FUND (VALICGRP)
ORIGINAL 9-14-99


================================================================================

================================================================================
                            VOTING INSTRUCTION CARD

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD") OF THE AMERICAN GENERAL SERIES PORTFOLIO COMPANY (THE "COMPANY") IN CONNECTION WITH SHARES TO BE VOTED AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING").

     The undersigned hereby instructs The Variable Annuity Life Insurance Company Separate Account A ("Separate Account") to vote shares of the Growth Fund of the American General Series Portfolio Company attributable to his or her variable annuity at the Special Meeting of Shareholders to be held in Meeting Room No. 1 of The Variable Annuity Life Insurance Company, 1st Floor, The Woodson Tower, 2919 Allen Parkway, Houston, Texas on Thursday, December 16, 1999 at 2:00 p.m. Central time, and any adjournments thereof.

     Only shareholders of record at the close of business on October 15, 1999 are entitled to vote at this meeting and any adjournment thereof.

                                             DATE:
                                                  ------------------------------

                                                   PLEASE SIGN IN BOX BELOW

                                             The undersigned hereby acknowledges
                                             receipt of the Notice of Special
                                             Meeting of Shareholders and the
                                             related Proxy Statement.
                                             -----------------------------------




                                             -----------------------------------
                                                 Signature(s) and (Title(s),
                                                       if applicable)

THIS LABEL IS FOR MIS TYPESETTING PURPOSES ONLY!
VALIC AMERICAN GENERAL GROWTH FUND VOTING INSTRUCTION CARD (VALICFV)
                                   ------------------
ORIGINAL FRONT 9-14-99
================================================================================





================================================================================
YOU ARE URGED TO EXERCISE YOUR RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE MEETING BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTION FORM(S). PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

     PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                     FOR     AGAINST     ABSTAIN

1. To approve a new investment sub-advisory          [ ]       [ ]         [ ]
   agreement between The Variable Annuity
   Life Insurance Company and Wellington
   Management Company, LLP.

2. To approve changing the Fund's fundamental        [ ]       [ ]         [ ]
   investment restriction regarding
   concentration of investments in a single industry.

3. To transact any other business properly           [ ]       [ ]         [ ]
   brought before the meeting.

              PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION
             FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS LABEL IS FOR MIS TYPESETTING PURPOSES ONLY!
VALIC AMERICAN GENERAL GROWTH FUND VOTING INSTRUCTION CARD (VALICBV)
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ORIGINAL BACK 9-14-99
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